Exhibit 99.28

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

J.P. Morgan Acceptance Corporation II
383 Madison Avenue
New York, New York 10179

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by J.P. Morgan Acceptance Corporation II (the “Company”) and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2019-8, Mortgage Pass-Through Certificates, Series 2019-8 (the “Transaction”).

The information set forth on the Statistical Loan File (as defined below) is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 23, 2019, representatives of the Company provided us with a mortgage loan listing with respect to 920 mortgage loans (the “Mortgage Loan Listing”). At your instruction, we randomly selected 185 mortgage loans from the Mortgage Loan Listing (the “Selected Loans”).

Further, on September 23, 2019, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout containing data with respect to 920 mortgage loans, including each of the 185 Selected Loans (the “Statistical Loan File”).

At your instruction, we performed certain comparisons and recomputations for 184 of the 185 of the Selected Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.  We were instructed by the Company to not perform any comparisons or recomputations for the Selected Loan indicated on Appendix A. The remaining 184 Selected Loans are hereinafter referred to as the “Sample Loans.”

Characteristics
1. Loan number (for control purposes only)
2. Origination date
3. Loan type (fixed or adjustable)
4. Balloon indicator (yes/no)
5. Negative amortization indicator (yes/no)
6. Original principal balance
7. Interest rate
8. Monthly P&I payment*
9. First payment date
10. Original term to maturity
11. Property city
12. Property state
13. Property zip code
14. Prepayment penalty term (if applicable)
15. Interest only term (if applicable)
16. Occupancy status
17. Self-employment flag
18. Property type
19. Appraisal report date

20. Appraised value
21. Loan purpose
22. Sales price (if applicable)
23. Borrower Score 1
24. Borrower Score 2 (if applicable)
25. Borrower Score 3 (if applicable)
26. Co-Borrower Score 1 (if applicable)
27. Co-Borrower Score 2 (if applicable)
28. Co-Borrower Score 3 (if applicable)
29. Current qualifying credit score
30. Lien position
31. Junior lien balance (if applicable)
32. Primary mortgage insurance company (if applicable)
33. Primary mortgage insurance level (if applicable)
34. Original loan-to-value ratio
35. Combined loan-to-value ratio
36. Pledged collateral amount (if applicable)
37. Modification indicator (yes or no)
38. Modification date**

  * For non-interest only loans only
** For Sample Loans that are modified loans and not a Recast Loan (as defined below) only

We compared Characteristic 2. to the corresponding information set forth on or derived from the respective Fixed Rate Note (the “Note”); Characteristics 3. through 13. to the Note, “Automatic Loan Payment Agreement” (if applicable) or the “Modification Agreement” (if applicable); Characteristic 14. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 15. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 16. and 17. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 18. through 20. to the Uniform Residential Appraisal Report (the “Appraisal Report”); Characteristic 21. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “first-time home purchase,” “other-than-first-time home purchase” or “construction to permanent”) to the Application and Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 22. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File, indicated a “first-time home purchase” or “other-than-first-time home purchase”) to the Settlement Statement; Characteristics 23. through 28. to the “Credit Report”; Characteristic 29. to a query provided to us by the Company on September 23, 2019 (the “Current Qualifying Credit Score Query”); Characteristics 30. and 31. to the Junior Lien Note, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); Characteristics 32. and 33. to the Uniform Underwriting and Transmittal Summary or Primary Mortgage Insurance Certificate (collectively, the “PMI Certificate”); Characteristic 36. to the “Pledged Collateral Agreement”; and Characteristics 37. and 38. to the corresponding information set forth on or derived from the Modification Agreement.

Further, with respect to Characteristic 21., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation,” “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate,” “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out,” we (i) observed that there is no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, for Sample Loans not originated by United Shore Financial Services (“United Shore”) or Stonegate Mortgage Corporation (“Stonegate”) (as set forth on the Statistical

Loan File), we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the greater of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.  For Sample Loans originated by United Shore or Stonegate (as set forth on the Statistical Loan File), we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the lesser of (i) $5,000 or (ii) 1% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.

With respect to Characteristic 34., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “first-time home purchase” or “other-than-first-time home purchase” (as determined from the Application and Settlement Statement), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 35., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “first-time home purchase” or “other-than-first-time home purchase” (as determined from the Application and Settlement Statement ), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 8., differences of $0.01 or less are deemed to be “in agreement;”

•
with respect to Characteristic 18., a property type indicated on the Statistical Loan File, as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•
with respect to Characteristic 18., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be “in agreement” with a “single family detached (non-PUD)” property (as set forth on Statistical Loan File);

•
with respect to Characteristics 18., 19. and 20. and for the recalculations of Characteristics 34. and 35., for those Sample Loans for which the Company provided us with two or more Appraisal Reports, we were instructed by the Company to use the Appraisal Report with the most recent appraisal date, except for those Sample Loans where each such Appraisal Report indicated an appraisal date less than 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•
with respect to Characteristic 20. and for recalculations of Characteristics 34. and 35., for those Sample Loans not originated by Broker Solutions, Inc. (“Broker Solutions”), United Shore or Stonegate (as set forth on the Statistical Loan File), for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within six months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report);

•
with respect to Characteristic 21., for those Sample Loans where we observed a “sales price” indicated on the Settlement Statement, we compared a loan purpose of (i) “first-time home purchase,” to the corresponding information set forth on the Statistical Loan File, if the respective Application indicates the borrower and co-borrower (if applicable) will (a) reside in the property and (b) has no ownership interest in a principal residence during the three-year period preceding the date of Application  and (ii) “other-than-first-time home purchase,” to the corresponding information set forth on the Statistical Loan File, if the respective Application indicates the borrower and co-borrower (if applicable) will (a) not reside in the property and/or (b) has ownership interest in a principal residence during the three-year period preceding the date of Application;

•
with respect to Characteristic 21., a loan purpose indicated on the Statistical Loan File as (i)  “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation” or “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate” and “cash-out refinance” (as determined herein) are deemed to be “in agreement” and (ii) “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out” and “rate and term refinance” (as determined herein) are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 31., differences of $100 or less are deemed to be “in agreement;”

•
with respect to Characteristic 34., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%.  Further, for Sample Loans originated by Broker Solutions, United Shore or Stonegate (as set forth on the Statistical Loan File) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) for purposes of our recalculation of the original loan-to-value ratio.  Further, for the Sample Loans indicated in Appendix B, we were instructed by the Company to replace clause (a) above with the appraised value set forth on the “Appraisal Field Review Report” for purposes of our recalculation;

•
with respect to Characteristic 35., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%.  Further, for Sample Loans originated by Broker Solutions, United Shore  or Stonegate (as set forth on the Statistical Loan File) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) for purposes of our recalculation of the combined loan-to-value ratio.  Further, for the Sample Loans indicated in Appendix B, we were instructed by the Company to replace clause (a) above with the appraised value set forth on the “Appraisal Field Review Report” for purposes of our recalculation; and

•
with respect to Characteristic 37., for those Sample Loans where we observed the existence of a Modification Agreement, we compared a modification indicator of (i) “no” to the corresponding information set forth on the Statistical Loan File, if the respective Modification Agreement indicates (a) a modification that reduces the monthly P&I payment of such Sample Loan and (b) the interest rate and “maturity date” set forth on the Modification Agreement is in agreement with the Note  (a “Recast Loan”) and (ii) “yes” to the corresponding information set forth on the Statistical Loan File, if such Sample Loan is not a Recast Loan.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix C.  Supplemental information is contained on Appendix D.

******
We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.
None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 9, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 9, 2019.

In applying our agreed-upon procedures as outlined above, we did not perform any comparisons or recomputations for the following Selected Loan:

301251936

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 9, 2019.

In applying our agreed-upon procedures as outlined above, we were instructed to use appraised value set forth on the Appraisal Field Review Report for the following Sample Loans:

300994433
301151037

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 9, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	Three differences for self-employment flag.
2	One difference for property type.
3	One difference for appraisal report date.
4	Three differences for appraised value.
5	Five differences for loan purpose.
6	One difference for Borrower Score 3.
7	One difference for original loan-to-value ratio.
8	One difference for combined loan-to-value ratio.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 9, 2019 (Redacted).

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	301201614	Self-employment flag	Yes	No
1	301260955	Self-employment flag	Yes	No
1	301261063	Self-employment flag	No	Yes
2	301213528	Property type	PUD	single family detached (non-PUD)
3	300917057	Appraisal report date	[REDACTED]	[REDACTED]
4	300857526	Appraised value	[REDACTED]	[REDACTED]
4	301206361	Appraised value	[REDACTED]	[REDACTED]
4	301290548	Appraised value	[REDACTED]	[REDACTED]
5	301201614	Loan purpose	other-than-first-time home purchase	first-time home purchase
5	301221439	Loan purpose	other-than-first-time home purchase	first-time home purchase
5	301230052	Loan purpose	Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate	rate and term refinance
5	301261063	Loan purpose	first-time home purchase	other-than-first-time home purchase
5	301289333	Loan purpose	other-than-first-time home purchase	first-time home purchase
6	301029989	Borrower Score 3	770	761
7	301290548	Original loan-to-value ratio	63.80%	65.00%
8	301290548	Combined loan-to-value ratio	63.80%	65.00%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.